UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08777

CREDIT SUISSE HIGH YIELD BOND FUND
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse High Yield Bond Fund One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2012 to October 31, 2013

EXPLANATORY NOTE — The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended October 31, 2013, originally filed with the Securities and Exchange Commission on January 7, 2014 (Accession Number 0001104659-14-000778) to include the Iran Related Activities Disclosure below.  Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund
One Madison Avenue
New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James Cattano

Lawrence J. Fox

John Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Joanne Doldo

Chief Legal Officer

Bruce Rosenberg

Chief Financial Officer

Karen Regan

Senior Vice President and Secretary

Rocco DelGuercio

Treasurer

Investment Adviser

Credit Suisse Asset Management, LLC
One Madison Avenue
New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Credit Suisse
High Yield Bond Fund

ANNUAL REPORT
October 31, 2013

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report

October 31, 2013 (unaudited)

December 24, 2013

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse High Yield Bond Fund (the "Fund"), for the annual period ended October 31, 2013.

Performance Summary

11/01/12 – 10/31/13

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	14.47%
Total Return (based on market value)[1]	10.80%
BofA Merrill Lynch High Yield Master II Constrained Index[2]	8.82%

Market Review: A positive period for high yield strategies

The annual period ended October 31, 2013, was a positive one for high yield strategies, with the BofA Merrill Lynch High Yield Master II Constrained Index returning 8.82%. High yield spreads tightened 129 basis points versus the Treasury to end the period at +445 basis points. Additionally, the yield-to-worst ended the period at 5.66% — as compared to 6.52% at the end of last year.

From a quality point-of view, CCC-rated securities posted the strongest returns, 14.54%, followed by B-rated securities, which returned 9.05% for the year. In comparison, BB-rated bonds returned 6.35%. The Index was led by the food and drug retail, insurance and broadcasting sectors, while publishing and hotels were the lowest performers.

High yield default rates decreased over the year to end the period at 1.11%, according to JP Morgan. This compares to a rate of 1.77% at the end of October 2012 and is well below the historical average of 4.0%. The percentage of U.S. high yield securities that are "distressed," defined as those trading at spreads of more than 1,000 basis points over Treasuries, fell to 5.7% in October, compared to 10.7% a year ago.

New issue volume, as reported by JP Morgan, for the period ended October 31, 2013 was $407 billion — far exceeding last year's figure of $348 billion. Activity was greatest in the first and the third quarters of 2013, with $121 billion and $99 billion in issuance, respectively. High-yield mutual funds saw positive inflows in nine out of the last 12 months, for a record total inflow of approximately $38.5 billion during the period, as reported by Lipper FMI.

Strategic Review and Outlook: Cautiously optimistic going forward

For the annual period ended October 31, 2013, the Fund outperformed the Benchmark on both an NAV and market price basis.

Over the past few months, rhetoric concerning the U.S. Government shutdown and debt ceiling, as well as the Fed's tapering of the quantitative easing program, resulted in heightened market volatility. As a result, we remain invested in lower beta securities whose valuations are less exposed to market fluctuations and continue to emphasize B-rated bonds that exhibit the most compelling risk-return profiles. Our investment strategy continues to focus on shorter duration bonds, but we have also taken advantage of recent volatility to selectively add 8-10 year maturity bonds in the second and the third quarters 2013, when high yield markets were weaker. More recently, we have begun taking profits in some of these positions. Lastly, we are maintaining an underweight to the most levered and aggressive CC-rated components of the Index, as they typically exhibit the most volatility and we do not believe current valuations adequately compensate investors on a relative basis.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2013 (unaudited)

Fundamentals have remained strong thus far in 2013, as balance sheet management remains a focus for high yield issuers. In turn, this has supported continued below-average default rates, which are expected to remain below average in the next year. High yield mutual fund flows have been mixed — and we expect them to remain so given potential headline risk and Fed policy uncertainty. Against this backdrop, we remain cautious, but will continue to find pockets of opportunity within the high yield asset class.

Thomas J. Flannery Chief Investment Officer*	John Popp Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2013; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Assuming reinvestment of dividends of $0.32 per share.

2  The BofA Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.

*  Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC ("Credit Suisse") in June 2010. He is a portfolio manager for the Performing Credit Strategies Group ("PCS") within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.

**  John Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group ("CIG"), with primary responsibility for making investment decisions and monitoring processes for CIG's global investment strategies. Mr. Popp is a Member of the Board of Directors of Credit Suisse Asset Management Securities, Inc. and serves on the Operating Committee of Credit Suisse Asset Management, LLC. Mr. Popp also serves as the Chief Executive Officer of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Annual Investment Adviser's Report (continued)

October 31, 2013 (unaudited)

Credit Quality Breakdown*

% of Total Investments as of October 31, 2013

S&P Ratings
BB	23.2%
B	57.1
CCC	11.8
NR	5.0
Subtotal	97.1
Equity and Other	0.2
Short-Term Investment[1]	2.7
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2013.

Average Annual Returns

October 31, 2013 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	14.47%	13.47%	22.11%	8.79%
Market Value	10.80%	14.07%	24.12%	8.23%

Credit Suisse currently waives fees and/or reimburses expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

Credit Suisse High Yield Bond Fund
Schedule of Investments

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (126.4%)
Aerospace & Defense (1.7%)
$1,350	AAR Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/17 @ 103.63)‡	(BB, Ba3)	01/15/22	7.250	$1,431,000
3,247	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15 @ 104.88)	(B-, B3)	07/15/18	9.750	3,644,757
					5,075,757
Airlines (0.3%)
750	Continental Airlines 2012-3 Class C Pass Thru Certificates	(B+, B1)	04/29/18	6.125	770,625
300	United Continental Holdings, Inc., Company Guaranteed Notes§	(B, B2)	06/01/18	6.375	312,750
					1,083,375
Auto Parts & Equipment (8.2%)
1,000	Gestamp Funding Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 05/31/16 @ 102.81)‡	(BB, B1)	05/31/20	5.625	1,013,750
900	IDQ Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/14 @ 108.63)‡	(B-, B3)	04/01/17	11.500	981,000
600	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	672,000
2,850	Lear Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 102.38)‡	(BB, Ba2)	01/15/23	4.750	2,771,625
1,720	Mark IV U.S.A. S.C.A., Rule 144A, Senior Secured Notes (Callable 12/15/13 @ 106.66)‡€	(BB-, Ba3)	12/15/17	8.875	2,513,714
2,525	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ 105.31)	(B-, B3)	03/15/18	10.625	2,739,625
1,000	Schaeffler Finance B.V., Rule 144A, Senior Secured Notes‡	(BB-, Ba2)	02/15/17	7.750	1,140,000
2,000	Schaeffler Finance B.V., Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.38)‡	(BB-, Ba2)	02/15/19	8.500	2,260,000
500	Schaeffler Holding Finance B.V., PIK, Rule 144A, Senior Secured Notes (Callable 08/15/14 @ 105.16)‡	(B, B1)	08/15/18	7.625	535,000
3,250	Stoneridge, Inc., Rule 144A, Secured Notes (Callable 10/15/14 @ 104.75)‡	(BB-, B2)	10/15/17	9.500	3,542,500
2,382	Tomkins, Inc., Global Secured Notes (Callable 10/01/14 @ 104.50)	(BB-, B1)	10/01/18	9.000	2,620,200
4,000	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC, B3)	02/15/19	8.625	4,140,000
					24,929,414
Brokerage (2.1%)
3,090	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/15/15 @ 105.81)‡	(B, B1)	02/15/18	7.750	3,236,775
2,950	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)‡	(B+, B1)	04/01/20	7.375	3,045,875
					6,282,650
Building & Construction (0.1%)
600	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, B1)	11/01/21	2.000	405,000
Building Materials (3.3%)
2,550	Euramax International, Inc., Global Senior Secured Notes (Callable 04/01/14 @ 104.75)	(B-, Caa2)	04/01/16	9.500	2,537,250
3,750	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	4,012,500
1,950	International Wire Group Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/15 @ 104.25)‡	(B, B3)	10/15/17	8.500	2,081,625
1,000	Xefin Lux SCA, Rule 144A, Senior Secured Notes (Callable 06/01/14 @ 106.00)‡€	(B+, Ba3)	06/01/18	8.000	1,474,486
					10,105,861
Chemicals (4.7%)
1,025	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)	(BB-, B1)	07/15/21	5.750	1,042,938
3,196	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)	(BB+, Ba2)	11/15/20	6.375	3,251,930
250	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 102.00)‡€#	(BB-, B1)	02/15/19	7.250	362,816
700	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.28)‡	(BB-, B1)	02/15/19	8.375	783,125
1,500	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 105.63)‡	(BB-, B1)	05/01/20	7.500	1,646,250
650	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 103.25)‡	(B-, Caa1)	08/15/18	6.125	658,125
1,000	JM Huber Corp., Rule 144A, Senior Notes (Callable 11/01/15 @ 104.94)‡	(BB, Ba3)	11/01/19	9.875	1,145,000
2,131	Reichhold Industries, Inc., PIK, Rule 144A, Senior Secured Notes‡	(CCC+, NR)	05/08/17	11.000	1,651,385
2,500	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31)‡	(B-, Caa1)	03/31/20	9.750	2,850,000
500	TPC Group, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.38)‡	(B, B3)	12/15/20	8.750	528,750
300	U.S. Coatings Acquisition, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/04/16 @ 105.53)‡§	(B-, Caa1)	05/01/21	7.375	320,250
					14,240,569
Consumer Products (3.0%)
2,400	Alphabet Holding Co., Inc., PIK, Global Senior Unsecured Notes (Callable 11/01/13 @ 103.00)	(B-, Caa1)	11/01/17	7.750	2,485,500
3,690	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ 104.50)	(B, B3)	10/01/18	9.000	4,068,225
2,375	Prestige Brands, Inc., Global Senior Secured Notes (Callable 04/01/14 @ 104.13)	(BB-, Ba3)	04/01/18	8.250	2,535,312
					9,089,037

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Consumer/Commercial/Lease Financing (2.3%)
$1,500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)‡£	(BB, B1)	10/01/19	10.375	$2,759,338
1,000	JLC Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/16 @ 105.16)‡	(B, B2)	06/01/20	6.875	995,000
3,000	Milestone Aviation Group LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15 @ 104.31)‡	(NR, NR)	12/15/17	8.625	3,217,500
					6,971,838
Department Stores (0.3%)
1,000	Chinos Intermediate Holdings A, Inc., PIK, Rule 144A, Senior Unsecured Notes (Callable 11/01/14 @ 102.00)‡	(CCC+, Caa1)	05/01/19	7.750	1,008,750
Diversified Capital Goods (2.9%)
3,460	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	3,650,300
3,584	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)‡	(B+, Ba2)	09/01/22	5.500	3,601,920
6	FCC Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/13 @ 105.00)‡^	(CCC+, Ca)	12/15/15	13.000	5,755
1,561	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(NR, B1)	09/01/20	8.750	1,756,125
					9,014,100
Electronics (0.9%)
1,200	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.00)	(CCC+, B3)	02/15/18	8.000	1,248,000
1,000	Techem Energy Metering Service GmbH & Co. KG, Rule 144A, Company Guaranteed Notes (Callable 10/01/16 @ 103.94)‡€	(B-, B3)	10/01/20	7.875	1,520,279
					2,768,279
Energy - Exploration & Production (7.7%)
675	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(B-, B3)	04/15/21	6.750	718,875
500	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ 103.88)	(B-, B3)	04/01/19	7.750	525,000
2,600	EP Energy Finance, Inc., Global Senior Unsecured Notes (Callable 05/01/16 @ 104.69)	(B, B2)	05/01/20	9.375	3,016,000
4,350	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B-, Caa1)	02/15/18	8.250	4,687,125
650	Everest Acquisition Finance, Inc., Global Senior Secured Notes (Callable 05/01/15 @ 103.44)	(B+, Ba3)	05/01/19	6.875	702,000
1,400	Memorial Production Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/01/17 @ 103.81)‡	(B-, Caa1)	05/01/21	7.625	1,428,000
1,250	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15 @ 103.63)	(B, B3)	02/01/19	7.250	1,350,000
1,000	Oasis Petroleum, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/17 @ 103.44)‡	(B, B3)	03/15/22	6.875	1,085,000
2,200	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B-, B3)	10/15/22	7.750	2,398,000
800	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ 104.31)	(B-, B3)	02/01/17	8.625	850,000
475	Swift Energy Co., Company Guaranteed Notes (Callable 06/01/14 @ 101.19)	(B+, B3)	06/01/17	7.125	486,875
1,500	Swift Energy Co., Global Company Guaranteed Notes (Callable 03/01/17 @ 103.94)	(B+, B3)	03/01/22	7.875	1,511,250
3,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)	(B, B3)	06/15/19	8.500	3,247,500
1,350	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB+, Ba2)	03/15/21	5.750	1,431,000
					23,436,625
Environmental (2.2%)
4,150	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)§	(B+, Caa2)	08/15/18	10.750	4,497,562
2,250	Nuverra Environmental Solutions, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 104.94)	(B, B3)	04/15/18	9.875	2,300,625
					6,798,187
Food - Wholesale (1.6%)
1,075	Del Monte Corp., Global Company Guaranteed Notes (Callable 02/15/14@ 103.81)	(CCC+, Caa1)	02/15/19	7.625	1,124,719
1,250	Dole Food Co., Inc., Rule 144A, Senior Secured Notes (Callable 11/01/15@ 103.63)‡	(CCC+, Caa1)	05/01/19	7.250	1,259,375
1,400	Sun Merger Sub., Inc., Rule 144A, Senior Unsecured Notes (Callable 08/01/16@ 104.41)‡	(BB-, B2)	08/01/21	5.875	1,466,500
950	Wells Enterprises, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16@ 105.06)‡	(B+, B2)	02/01/20	6.750	978,500
					4,829,094
Forestry & Paper (0.3%)
300	Lecta S.A., Rule 144A, Senior Secured Notes (Callable 05/15/15@ 106.66)‡€	(B+, B1)	05/15/19	8.875	403,779
950	Stone & Webster, Inc.	(NR, NR)	10/23/19	0.000	1,473
1,400	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15@ 104.38)§	(CCC, Caa2)	02/01/19	8.750	455,000
					860,252

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Gaming (3.7%)
$1,700	Affinity Gaming Finance Corp., Global Company Guaranteed Notes (Callable 05/15/15 @ 104.50)	(B, NR)	05/15/18	9.000	$1,853,000
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes‡ø	(NR, NR)	12/15/14	9.375	294,500
1,043	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/13 @ 101.21)‡	(B, Caa1)	11/15/19	7.250	1,032,570
1,500	Cirsa Funding Luxembourg S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/14 @ 104.38)‡€	(B+, B3)	05/15/18	8.750	2,156,506
1,000	Greektown Superholdings, Inc., Series A, Global Secured Notes (Callable 01/01/14 @ 103.50)	(NR, NR)	07/01/15	13.000	1,046,250
1,700	Greektown Superholdings, Inc., Series B, Global Secured Notes (Callable 01/01/14 @ 103.50)	(NR, NR)	07/01/15	13.000	1,778,625
3,300	Seminole Hard Rock International LLC, Rule 144A, Company Guaranteed Notes (Callable 05/15/16 @ 104.41)‡	(BB-, B2)	05/15/21	5.875	3,240,187
					11,401,638
Gas Distribution (3.6%)
3,469	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	4,024,040
1,450	Genesis Energy LP, Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	1,479,000
2,092	Genesis Energy LP, Global Company Guaranteed Notes (Callable 12/15/14 @ 103.94)	(B, B1)	12/15/18	7.875	2,264,590
2,750	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	2,894,375
300	LBC Tank Terminals Holding Netherlands B.V., Rule 144A, Company Guaranteed Notes (Callable 05/15/18 @ 103.44)‡	(B, B3)	05/15/23	6.875	315,750
					10,977,755
Health Facilities (3.2%)
1,850	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BB, Ba1)	02/15/22	6.375	1,919,375
700	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	756,000
425	Service Corp. International, Senior Unsecured Notes	(BB-, B1)	11/15/21	8.000	489,281
2,225	Symbion, Inc., Global Company Guaranteed Notes	(CCC+, Caa2)	08/23/15	11.000	2,230,563
1,950	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14 @ 104.00)	(B, B2)	06/15/16	8.000	2,076,750
2,100	Tenet Healthcare Corp., Rule 144A, Senior Unsecured Notes‡	(CCC+, B3)	04/01/22	8.125	2,304,750
					9,776,719
Health Services (2.5%)
650	Capsugel FinanceCo S.C.A., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 107.41)‡€	(B-, B3)	08/01/19	9.875	993,029
1,500	Catalent Pharma Solutions, Inc., Global Company Guaranteed Notes (Callable 10/15/14 @ 103.94)	(B, Caa1)	10/15/18	7.875	1,528,125
675	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ 105.00)‡	(CCC, Caa2)	08/15/18	11.000	587,250
3,704	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14 @ 106.00)‡	(B, B2)	03/15/18	8.000	4,009,580
500	Universal Hospital Services, Inc., Global Secured Notes (Callable 08/15/15 @ 105.72)	(B+, B3)	08/15/20	7.625	527,500
					7,645,484
Household & Leisure Products (0.3%)
1,000	BC Mountain Finance, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 105.25)‡	(B-, B3)	02/01/21	7.000	1,017,500
Insurance Brokerage (1.5%)
2,300	A-S Merger Sub LLC, Rule 144A, Senior Unsecured Notes (Callable 12/15/15 @ 103.94)‡	(CCC, Caa2)	12/15/20	7.875	2,392,000
1,150	Hockey Merger Sub 2, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/16 @ 105.91)‡	(CCC+, Caa2)	10/01/21	7.875	1,193,125
700	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/14 @ 101.00)‡#£	(NR, B1)	02/15/18	6.014	1,124,621
					4,709,746
lnvestments & Misc. Financial Services (0.8%)
1,500	Arrow Global Finance PLC, Rule 144A, Senior Secured Notes (Callable 03/01/16 @ 103.94)‡£	(BB-, B2)	03/01/20	7.875	2,524,372
Leisure (2.7%)
1,600	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.22)‡	(BB+, Ba2)	09/15/21	5.625	1,660,000
1,250	Activision Blizzard, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/15/18 @ 103.06)‡	(BB+, Ba2)	09/15/23	6.125	1,309,375
375	Cedar Fair LP, Rule 144A, Company Guaranteed Notes (Callable 03/15/16 @ 103.94)‡	(B, B1)	03/15/21	5.250	370,781
2,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 104.44)‡	(B-, B2)	04/15/17	8.875	2,020,000
2,825	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/16 @ 103.94)‡	(BB-, B3)	01/15/21	5.250	2,782,625
					8,142,781

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Broadcast (1.5%)
$1,300	Gray Television, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/01/15 @ 105.63)‡	(B+, Caa1)	10/01/20	7.500	$1,368,250
2,450	Sinclair Television Group, Inc., Global Unsecured Notes (Callable 10/01/17 @ 103.06)	(B, B1)	10/01/22	6.125	2,508,187
750	Sinclair Television Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/16 @ 104.78)‡	(B, B1)	11/01/21	6.375	776,250
					4,652,687
Media - Cable (3.8%)
75	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	85,500
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/20	8.000	1,311,000
1,925	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ 104.06)	(BB-, B1)	04/30/20	8.125	2,117,500
525	CSC Holdings LLC, Global Senior Unsecured Notes	(BB+, Ba3)	02/15/19	8.625	623,438
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	09/01/19	7.875	1,751,250
1,000	Harron Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 104.56)‡	(B-, Caa1)	04/01/20	9.125	1,115,000
1,000	Lynx II Corp., Rule 144A, Senior Unsecured Notes (Callable 04/15/18 @ 103.50)‡£	(B, B2)	04/15/23	7.000	1,670,865
1,250	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)‡	(B-, B3)	08/01/21	6.250	1,268,750
600	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 103.75)‡	(B+, Ba3)	03/15/19	7.500	654,000
850	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.19)‡	(B, B2)	04/15/23	6.375	875,500
					11,472,803
Media - Diversified (2.6%)
3,750	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)‡	(BB-, Ba3)	02/01/20	7.250	3,984,375
1,000	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	1,045,000
2,359	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	2,618,490
326	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/14 @ 100.00)	(B+, B2)	03/15/16	7.750	332,520
					7,980,385
Media - Services (1.2%)
700	Clear Channel Worldwide Holdings, Inc., Series A, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	731,500
1,000	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 03/15/15 @ 105.72)	(B, B3)	03/15/20	7.625	1,072,500
1,750	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	1,846,250
					3,650,250
Medical Products (1.2%)
332	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/13 @ 100.00)	(NR, Caa1)	11/01/15	9.875	332,000
3,060	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B, B1)	02/01/19	7.750	3,281,850
					3,613,850
Metals & Mining - Excluding Steel (10.9%)
3,100	Boart Longyear Management Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)‡§	(B, B3)	04/01/21	7.000	2,332,750
1,300	Boart Longyear Management Pty Ltd., Rule 144A, Senior Secured Notes‡	(BB-, B1)	10/01/18	10.000	1,345,500
3,750	Calcipar S.A., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44)‡	(BB, Ba3)	05/01/18	6.875	3,956,250
2,550	Eldorado Gold Corp., Rule 144A, Senior Unsecured Notes (Callable 12/15/16 @ 103.06)‡	(BB, Ba3)	12/15/20	6.125	2,550,000
1,625	FMG Resources August 2006 Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/01/14 @ 103.19)‡§	(B+, B1)	02/01/16	6.375	1,698,125
1,000	FMG Resources August 2006 Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/01/14 @ 100.00)‡§	(B+, B1)	11/01/15	7.000	1,039,375
600	FMG Resources August 2006 Pty Ltd., Rule 144A, Company Guaranteed Notes (Callable 11/01/15 @ 104.13)‡§	(B+, B1)	11/01/19	8.250	669,000
2,250	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B, B3)	06/01/19	9.500	2,531,250
3,100	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 06/01/16 @ 104.13)	(BB-, Ba3)	06/01/20	8.250	3,526,250
3,700	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	3,875,750
1,050	Molycorp, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 105.00)	(CCC+, B3)	06/01/20	10.000	1,044,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Metals & Mining - Excluding Steel
$3,250	Noranda Aluminum Acquisition Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/16 @ 105.50)‡	(CCC+, Caa1)	06/01/19	11.000	$2,762,500
225	Old AII, Inc., Global Company Guaranteed Notes^ø	(NR, NR)	12/15/14	9.000	22
1,100	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/13 @ 101.67)^ø	(NR, NR)	12/15/16	10.000	110
3,750	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	3,759,375
3,100	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	2,278,500
					33,369,507
Oil Field Equipment & Services (7.2%)
1,400	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.75)‡	(B+, B1)	12/01/20	7.500	1,424,500
1,700	Pacific Drilling S.A., Reg S, Senior Unsecured Notes	(NR, NR)	02/23/15	8.250	1,797,750
3,750	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ 104.56)	(B+, B1)	04/01/18	9.125	4,031,250
1,000	Parker Drilling Co., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 103.75)‡	(B+, B1)	08/01/20	7.500	1,043,750
1,350	Permian Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 07/15/15 @ 107.88)‡	(B-, B3)	01/15/18	10.500	1,339,875
3,925	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/14 @ 104.94)	(B+, B2)	03/15/18	9.875	4,239,000
2,250	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 104.31)‡§	(B+, B1)	11/01/18	8.625	2,435,625
3,000	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)‡	(B-, B3)	11/15/19	9.750	2,925,000
2,500	Trinidad Drilling Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ 103.94)‡	(BB-, B1)	01/15/19	7.875	2,687,500
					21,924,250
Oil Refining & Marketing (2.9%)
4,000	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	4,030,000
1,250	Northern Tier Finaance Corp., Senior Secured Notes (Callable 11/15/2015 @ 105.34)	(BB-, B1)	11/15/20	7.125	1,281,250
3,375	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	3,543,750
					8,855,000
Packaging (2.9%)
850	Ardagh Glass Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/14 @ 101.19)‡€	(CCC+, B3)	06/15/17	7.125	1,190,242
500	Ardagh MP Holdings USA, Inc., Rule 144A, Senior Secured Notes (Callable 11/15/17 @ 102.50)‡€	(B+, Ba3)	11/15/22	5.000	678,050
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63)‡€	(CCC+, B3)	10/15/20	9.250	1,030,551
450	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 103.69)‡€	(B+, Ba3)	10/15/17	7.375	659,187
1,500	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, Caa1)	06/15/18	10.000	1,642,500
2,475	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 10/15/14 @ 104.50)	(CCC+, Caa2)	04/15/19	9.000	2,660,625
500	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 10/15/14 @ 103.56)	(B+, B1)	04/15/19	7.125	536,250
500	Sealed Air Corp., Rule 144A, Company Guaranteed Notes (Callable 09/15/16 @ 104.19)‡	(BB-, B1)	09/15/21	8.375	575,000
					8,972,405
Pharmaceuticals (0.7%)
1,000	Capsugel S.A., Rule 144A, Senior Unsecured Notes (Callable 11/15/14 @ 102.00)	(B-, Caa1)	05/15/19	7.000	1,000,000
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 103.38)‡	(B, B1)	08/15/21	6.750	1,070,000
					2,070,000
Real Estate Investment Trusts (1.3%)
3,750	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B, Ba3)	04/15/19	7.250	3,918,750
Software/Services (7.8%)
4,000	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, Caa1)	05/01/19	8.625	4,360,000
2,150	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 103.69)‡	(B+, B1)	06/15/19	7.375	2,324,688
1,500	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 105.06)‡	(B+, B1)	11/01/20	6.750	1,595,625
1,100	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.03)	(B-, Caa1)	04/01/19	9.375	1,248,500
1,000	Infor U.S., Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50)€	(B-, Caa1)	04/01/19	10.000	1,522,639
2,400	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B-, B3)	11/15/18	8.000	2,610,000
2,500	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)	(BB-, Ba3)	01/15/23	4.500	2,287,500
1,842	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/14 @ 100.00)	(CCC+, Caa1)	03/15/16	10.375	1,855,815
600	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ 105.56)	(CCC+, Caa1)	06/01/18	11.125	660,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Software/Services
$1,600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13 @ 105.53)	(B, Caa1)	11/15/18	7.375	$1,700,000
3,250	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	3,534,375
					23,699,142
Specialty Retail (2.8%)
500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 106.94)‡	(CCC+, B3)	08/01/19	9.250	556,875
2,700	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ 105.34)	(B, B3)	05/15/19	7.125	2,878,875
1,250	Ontex IV S.A., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 103.75)‡€	(B, B1)	04/15/18	7.500	1,804,701
2,310	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B, B2)	10/01/22	5.750	2,315,775
1,000	Sally Capital, Inc., Company Guaranteed Notes (Callable 06/01/17 @ 102.88)	(BB+, Ba2)	06/01/22	5.750	1,042,500
					8,598,726
Steel Producers/Products (0.4%)
1,150	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14 @ 106.19)‡	(B-, Caa1)	03/15/18	8.250	1,145,688
Support-Services (9.0%)
1,300	CDL Acquisition Co., Inc., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 106.19)‡	(B+, B2)	10/15/18	8.250	1,332,500
3,500	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, B1)	06/01/21	7.250	3,780,000
500	Emdeon, Inc., Global Company Guaranteed Notes (Callable 12/31/15 @ 105.50)	(CCC+, Caa1)	12/31/19	11.000	577,500
1,000	Europcar Groupe S.A., Rule 144A, Secured Notes‡€	(B-, Caa1)	05/15/17	11.500	1,590,614
750	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ 104.88)‡	(NR, NR)	03/15/17	9.750	811,800
1,625	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ 104.88)‡	(B, B2)	03/15/17	9.750	1,758,900
3,025	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(B+, B3)	09/01/22	7.000	3,312,375
1,750	Iron Mountain, Inc., Company Guaranteed Notes (Callable 08/15/18 @ 103.00)	(BB-, Ba1)	08/15/23	6.000	1,789,375
1,800	Sabre, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.38)‡	(B, B1)	05/15/19	8.500	1,986,750
2,075	Safway Finance Corp., Rule 144A, Secured Notes (Callable 05/15/15 @ 103.50)‡	(B, B3)	05/15/18	7.000	2,158,000
625	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(B+, B1)	02/15/21	6.625	664,844
3,000	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 102.56)	(B+, NR)	04/01/23	5.125	2,827,500
2,100	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 05/15/16 @ 103.69)	(B+, B2)	05/15/20	7.375	2,352,000
1,570	United Rentals North America, Inc., Global Senior Secured Notes (Callable 07/15/15 @ 102.88)	(BB, Ba2)	07/15/18	5.750	1,691,675
625	United Rentals North America, Inc., Global Senior Unsecured Notes (Callable 02/01/16 @ 104.13)	(B+, B2)	02/01/21	8.250	710,937
					27,344,770
Telecom - Integrated/Services (3.0%)
550	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes‡^ø	(NR, NR)	01/15/15	0.000	—
1,800	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B, B3)	04/01/19	7.250	1,948,500
1,250	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B, B3)	04/01/21	7.500	1,368,750
1,500	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 12/15/17 @ 103.31)	(CCC+, Caa1)	12/15/22	6.625	1,537,500
700	Intelsat Luxembourg S.A., Rule 144A, Company Guaranteed Notes (Callable 06/01/17 @ 103.88)‡	(CCC+, Caa2)	06/01/21	7.750	741,125
3,124	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15 @ 104.06)	(B, B1)	01/01/20	8.125	3,436,400
					9,032,275
Telecom - Wireless (0.8%)
1,300	Telesat LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/14 @ 103.00)‡	(B-, B3)	05/15/17	6.000	1,363,375
750	Wind Acquisition Finance S.A., Rule 144A, Secured Notes (Callable 07/15/14 @ 102.94)‡€	(B, B3)	07/15/17	11.750	953,526
					2,316,901
Telecommunications Equipment (2.2%)
2,450	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50)‡	(B, B1)	04/01/19	7.000	2,352,000
3,995	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75)‡	(B+, B1)	12/01/16	9.500	4,414,475
					6,766,475
Telecommunications Equipment (0.5%)
1,450	Crown Castle International Corp., Global Senior Unsecured Notes	(B+, B1)	01/15/23	5.250	1,442,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Textiles & Apparel (0.7%)
$75	IT Holding Finance S.A., Company Guaranteed Notes€ø	(NR, NR)	11/15/25	9.875	$1,004
1,500	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)‡€	(B-, B3)	04/15/19	9.875	2,054,543
					2,055,547
Theaters & Entertainment (2.4%)
1,800	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 06/01/14 @ 104.38)	(B-, B2)	06/01/19	8.750	1,946,250
2,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)	(CCC+, Caa1)	12/01/20	9.750	2,381,062
1,550	Carmike Cinemas, Inc., Global Secured Notes (Callable 05/15/15 @ 105.53)	(B, B2)	05/15/19	7.375	1,689,500
1,165	Regal Cinemas Corp., Global Company Guaranteed Notes (Callable 07/15/14 @ 104.31)	(B-, B2)	07/15/19	8.625	1,264,025
					7,280,837
Tobacco (0.5%)
1,350	Vector Group Ltd., Global Senior Secured Notes (Callable 02/15/16 @ 105.81)	(B+, Ba3)	02/15/21	7.750	1,424,250
Transportation - Excluding Air/Rail (0.2%)
650	Navios Maritime Holdings Finance II U.S., Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.06)	(B+, Caa1)	02/15/19	8.125	663,000
TOTAL CORPORATE BONDS (Cost $373,530,425)					385,345,031
BANK LOANS (14.7%)
Aerospace & Defense (0.5%)
1,500	LM U.S. Corp. Acquisition, Inc.#	(CCC, Caa2)	10/26/20	9.500	1,515,000
Chemicals (1.9%)
1,970	Ascend Performance Materials Operations LLC#	(B+, B1)	04/10/18	6.750	1,876,425
2,000	Oxbow Carbon & Minerals Holdings, Inc.#	(BB-, B2)	01/18/20	8.000	2,043,750
2,000	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	2,010,000
					5,930,175
Consumer Products (1.0%)
3,000	Ranpak Corp.#	(B-, Caa1)	04/23/20	8.500	3,082,500
Energy - Exploration & Production (0.8%)
1,750	Delek Benelux B.V.€#	(NR, NR)	02/08/17	5.254	2,343,437
Environmental (0.2%)
678	EnviroSolutions Real Property Holdings, Inc.#	(NR, Caa1)	07/29/14	8.000	679,210
Financial Services (0.7%)
1,975	StoneRiver Group LP#	(CCC+, Caa1)	05/29/20	8.500	1,999,201
Gaming (1.9%)
4,000	CityCenter Holdings LLC#	(B+, B3)	10/09/20	5.000	4,039,180
2,000	CKX Entertainment, Inc.#	(B+, B1)	06/21/17	9.000	1,810,000
					5,849,180
Health Services (0.3%)
1,000	Catalent Pharma Solutions, Inc.#	(B, Caa1)	12/31/17	6.500	1,015,625
Hotels (1.3%)
1,750	Four Seasons Hotels Ltd.#	(B-, Caa1)	12/27/20	6.250	1,802,500
2,000	IntraWest ULC#	(CCC, NR)	12/04/18	10.750	2,065,000
					3,867,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Leisure (0.3%)
$842	Deluxe Entertainment Services Group, Inc.#	(CCC+, B2)	07/03/17	8.000	$828,000
2	Technicolor S.A.#	(NR, NR)	05/26/17	9.350	1,931
					829,931
Machinery (0.7%)
2,250	CPM Holdings, Inc.#	(B, Caa1)	03/01/18	10.250	2,266,875
Media - Diversified (0.6%)
865	Flint Group Holdings Sarl#	(NR, NR)	06/30/18	7.396	813,280
1,194	Flint Group Holdings Sarl#	(NR, NR)	12/31/18	7.396	1,044,808
					1,858,088
Oil Field Equipment & Services (0.7%)
2,000	Shelf Drilling Holdings Ltd.#	(B+, B2)	10/08/18	10.000	2,033,750
Printing & Publishing (0.7%)
1,252	Harland Clarke Holdings Corp.#	(B+, B1)	06/30/17	5.418	1,258,320
4,400	hibu PLC#	(NR, NR)	07/31/14	3.918	1,013,060
					2,271,380
Software/Services (2.0%)
1,539	Decision Insight Information Group, Inc.#	(B, B1)	01/04/17	7.000	1,538,346
2,000	SafeNet, Inc.#	(B, B3)	04/12/15	6.236	1,996,250
2,500	Wall Street Systems Holdings, Inc.#	(B-, Caa2)	10/25/20	9.250	2,524,187
					6,058,783
Telecom - Integrated/Services (0.5%)
1,500	LTS Buyer LLC#	(CCC+, Caa1)	03/28/21	8.000	1,526,250
Telecommunications (0.6%)
2,000	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/04/16	7.500	1,740,000
TOTAL BANK LOANS (Cost $45,155,665)					44,866,885
ASSET BACKED SECURITIES (1.4%)
Collateralized Debt Obligations (1.4%)
2,000	CIFC Funding Ltd., 2013-3A^	(NR, NR)	11/27/24	4.992	1,793,400
1,000	Shackleton I CLO Ltd., 2012-1A, Rule 144A‡#	(BB, NR)	08/14/23	6.465	967,267
1,500	WhiteHorse VI Ltd., 2012-1A Rule 144A‡#	(BB-, NR)	02/03/25	5.516	1,398,011
TOTAL ASSET BACKED SECURITIES (Cost $4,197,419)					4,158,678
Number of Shares
COMMON STOCKS (0.3%)
Building & Construction (0.1%)
22,800	Ashton Woods U.S.A. LLC, Class B^*				339,948
1,499	William Lyon Homes, Class A*				34,732
					374,680
Building Materials (0.0%)
619	Dayton Superior Corp.^*				—
Chemicals (0.1%)
4,893	Huntsman Corp.				113,615

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Schedule of Investments (continued)

October 31, 2013

Number of Shares				Value
COMMON STOCKS
Forestry & Paper (0.0%)
416	Resolute Forest Products, Inc.*			$6,652
Gaming (0.0%)
55,100	Majestic Holdco LLC			49,590
Media - Broadcast (0.1%)
43,413	Cumulus Media, Inc., Class A*			259,610
TOTAL COMMON STOCKS (Cost $408,129)				804,147
PREFERRED STOCK (0.0%)
Building Materials (0.0%)
688	Dayton Superior Corp.^* (Cost $250,835)			—
WARRANT (0.0%)
Printing & Publishing (0.0%)
5,735	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14^* (Cost $—)			—
SHORT-TERM INVESTMENTS (7.4%)
10,203,465	State Street Navigator Prime Portfolio, 0.16%§§			10,203,465
Par (000)		Maturity	Rate%
$12,273	State Street Bank and Trust Co. Euro Time Deposit	11/01/13	0.010	12,273,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,476,465)				22,476,465
TOTAL INVESTMENTS AT VALUE (150.2%) (Cost $446,018,938)				457,651,206
LIABILITIES IN EXCESS OF OTHER ASSETS (-50.2%)				(152,856,763)
NET ASSETS (100.0%)				$304,794,443

INVESTMENT ABBREVIATIONS

NR = Not Rated
PIK = Payment in Kind
Reg S = Regulation S

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2013, these securities amounted to a value of $169,621,750 or 55.7% of net assets.

§  Security or portion thereof is out on loan.

€  This security is denominated in Euro.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2013.

£  This security is denominated in British Pound.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

ø  Bond is currently in default.

*  Non-income producing security.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2013.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Statement of Assets and Liabilities

October 31, 2013

Assets
Investments at value, including collateral for securities on loan of $10,203,465 (Cost $446,018,938) (Note 2)	$457,651,206 [1]
Cash	397
Dividend and interest receivable	7,913,967
Receivable for investments sold	1,506,693
Receivable for fund shares sold	12
Prepaid expenses and other assets	28,550
Total Assets	467,100,825
Liabilities
Advisory fee payable (Note 3)	298,777
Administrative services fee payable (Note 3)	12,916
Loan payable (Note 4)	142,000,000
Payable upon return of securities loaned (Note 2)	10,203,465
Payable for investments purchased	9,190,364
Due to custodian for foreign currency at value (cost $190,950)	189,700
Unrealized depreciation on forward currency contracts (Note 2)	173,657
Interest payable	110,416
Trustees' fee payable	44,114
Accrued expenses	82,973
Total Liabilities	162,306,382
Net Assets
Applicable to 97,744,419 shares outstanding	$304,794,443
Net Assets
Capital stock, $.001 par value (Note 6)	97,744
Paid-in capital (Note 6)	373,637,727
Accumulated net investment loss	(519,642)
Accumulated net realized loss on investments and foreign currency transactions	(79,889,737)
Net unrealized appreciation from investments and foreign currency translations	11,468,351
Net Assets	$304,794,443
Net Asset Value Per Share ($304,794,443 / 97,744,419)	$3.12
Market Price Per Share	$3.16

1  Including $10,013,212 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Statement of Operations

For the Year Ended October 31, 2013

Investment Income (Note 2)
Interest	$33,934,593
Dividends	11,714
Securities lending (net of rebates)	76,349
Foreign taxes withheld	(1,228)
Total investment income	34,021,428
Expenses
Investment advisory fees (Note 3)	3,741,216
Administrative services fees (Note 3)	78,272
Interest expense (Note 4)	1,282,452
Trustees' fees	125,883
Legal fees	99,970
Commitment fees (Note 4)	75,543
Printing fees (Note 3)	62,747
Custodian fees	46,947
Audit and tax fees	41,600
Stock exchange listing fees	33,805
Transfer agent fees	23,313
Insurance expense	10,660
Miscellaneous expense	3,209
Total expenses	5,625,617
Less: fees waived (Note 3)	(424,999)
Net expenses	5,200,618
Net investment income	28,820,810
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	1,960,013
Net realized loss from foreign currency transactions	(651,698)
Net change in unrealized appreciation (depreciation) from investments	9,106,246
Net change in unrealized appreciation (depreciation) from foreign currency translations	(462,655)
Net realized and unrealized gain from investments and foreign currency related items	9,951,906
Net increase in net assets resulting from operations	$38,772,716

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
From Operations
Net investment income	$28,820,810	$25,350,407
Net realized gain from investments and foreign currency transactions	1,308,315	2,156,826
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	8,643,591	12,986,149
Net increase in net assets resulting from operations	38,772,716	40,493,382
From Dividends
Dividends from net investment income	(29,385,686)	(26,226,410)
Return of capital	(1,113,850)	—
Total dividends and distributions	(30,499,536)	(26,226,410)
From Capital Share Transactions (Note 6)
Issuance of 18,006 shares and 18,468 shares through the trustees compensation plan (Note 3)	55,278	52,667
Net proceeds from at-the-market offering costs (Note 7)	19,054,896	49,803,158
At-the-market offering costs	(86,798)	(338,000)
Reinvestment of dividends	777,497	811,171
Net increase in net assets from capital share transactions	19,800,873	50,328,996
Net increase in net assets	28,074,053	64,595,968
Net Assets
Beginning of year	276,720,390	212,124,422
End of year	$304,794,443	$276,720,390
Accumulated net investment loss	$(519,642)	$(721,477)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Statement of Cash Flows

October 31, 2013

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$38,772,716
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash used in Operating Activities
Increase in interest receivable	$(439,415)
Decrease in accrued expenses	(126,896)
Decrease in interest payable	(3,575)
Increase in prepaid expenses and other assets	(11,071)
Increase in advisory fees payable	33,185
Net amortization of discount on investments	(765,565)
Purchases of long-term securities	(343,546,261)
Proceeds from sales of long-term securities	297,263,309
Purchases of short-term securities, net	2,491,000
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(8,643,591)
Net realized gain from investments and foreign currency transactions	(1,308,315)
Total adjustments		(55,057,195)
Net cash used in operating activities		$(16,284,479)
Cash Flows From Financing Activities
Increase in loan payable	26,000,000
Proceeds from issuance of shares through trustee compensation	55,278
Net proceeds from at-the-market offerings	19,054,894
At-the-market offering costs	(86,798)
Cash dividends paid	(29,722,039)
Net cash provided by financing activities		15,301,335
Effect of exchange rate on cash		(644,095)
Net decrease in cash		(1,627,239)
Cash — beginning of year		1,437,936
Cash — end of year		$(189,303)
Non-Cash Activity:
Issuance of shares through dividend reinvestments		$777,497

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond
Financial Highlights

	For the Year Ended October 31,
Per share operating performance	2013	2012	2011	2010	2009
Net asset value, beginning of year	$3.02	$2.82	$2.94	$2.71	$2.09
INVESTMENT OPERATIONS
Net investment income[1]	0.30	0.31	0.32	0.30	0.28
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.11	0.19	(0.12)	0.32	0.68
Total from investment activities	0.41	0.50	0.20	0.62	0.96
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.31)	(0.32)	(0.32)	(0.31)	(0.33)
Return of capital	(0.01)	—	—	(0.01)	(0.01)
Total dividends and distributions	(0.32)	(0.32)	(0.32)	(0.32)	(0.34)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	(0.07)	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.01	0.02	—	—	—
Net asset value, end of year	$3.12	$3.02	$2.82	$2.94	$2.71
Per share market value, end of year	$3.16	$3.16	$2.95	$2.92	$2.62
TOTAL INVESTMENT RETURN [2]
Net asset value	14.47%	19.44%	6.84%	21.32%	53.12%
Market value	10.80%	19.46%	12.51%	24.11%	59.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$304,794	$276,720	$212,124	$220,147	$151,546
Average debt per share	$1.24	$1.22	$1.22	$0.69	$0.58
Ratio of net expenses to average net assets	1.75%	1.94%	2.00%	2.05%	2.67%
Ratio of expenses to average net assets excluding interest expense	1.32%	1.40%	1.46%	1.52%	1.80%
Ratio of net investment income to average net assets	9.72%	10.56%	10.70%	10.40%	13.32%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.14%	0.18%	0.19%	0.15%	0.15%
Portfolio turnover rate	73%	58%	66%	62%	49%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at the net asset value per share. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements

October 31, 2013

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost unless it is determined that using this method would not reflect an investment's fair value. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund's Board of Trustees. The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$385,337,213	$7,818	$385,345,031
Bank Loans	—	44,866,885	—	44,866,885
Asset Backed Securities	—	2,365,278	1,793,400	4,158,678
Preferred Stock	—	0	—	0
Common Stocks	414,609	49,590	339,948	804,147
Warrants	—	0	—	0
Short-Term Investments	—	22,476,465	—	22,476,465
Other Financial Instruments *
Forward Foreign Currency Contracts	—	(173,657)	—	(173,657)
	$414,609	$454,921,774	$2,141,166	$457,477,549

*  Other financial instruments include forwards foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2013 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Asset Backed Securities	Common Stocks	Preferred Stock	Warrants	Total
Balance as of October 31, 2012	$199	$—	$0	$0	$0	$199
Accrued discounts/premiums	—	—	—	—	—	—
Purchases	1,931	1,793,400	—	—	—	1,795,331
Sales	(224)	—	—	—	—	(224)
Realized Gain/(Loss)	(668,224)	—	—	—	—	(668,224)
Change in Unrealized Appreciation/(Depreciation)	668,381	0	339,948	—	—	1,008,329
Transfers Into Level 3	5,755	—	—	—	—	5,755
Transfers Out of Level 3	—	—	—	—	—	—
Balance as of October 31, 2013	$7,818	$1,793,400	$339,948	$0	$0	$2,141,166
Net change in unrealized Appreciation/(Depreciation) from investments still held as of October 31, 2013	$36	$0	$339,948	$0	$0	$339,984

The Fund adopted Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2013, there were no significant transfers in and out of Level 1 and Level 2, but there was $5,755 transferred in from Level 2 to

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

Level 3, due to lack of observable market data bcause of decrease in market activity. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. For the year ended October 31, 2013, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2013

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$—	Unrealized depreciation on forward currency contracts	$173,657

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Net Unrealized Appreciation/ Depreciation
Currency Contracts	Net realized loss from foreign currency transactions	$(483,876)	Net change in unrealized appreciation (depreciation) from foreign currency translations	$(470,258)

The notional amount of forward foreign currency contracts at year ended October 31, 2013 are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 8.7% of net assets of the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Net Unrealized Appreciation/ (Depreciation)
EUR	375,000	USD	513,112	01/15/14	Morgan Stanley	$(513,112)	$509,865	$(3,247)
USD	23,947,215	EUR	17,700,000	01/15/14	Morgan Stanley	(23,947,215)	(24,065,644)	(118,429)
USD	8,297,796	GBP	5,200,000	01/15/14	Morgan Stanley	(8,297,796)	(8,349,777)	(51,981)
								$(173,657)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2013, the Fund had investment securities on loan with a fair value of $10,013,212 and a related liability of $10,203,465 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The carrying value of the collateral for securities loaned approximates fair value which would have been considered level 2 under the fair value hierarchy if the collateral for securities loaned were carried at fair value.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities, During the year ended October 31, 2013, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $89,788, of which $0 was rebated to borrowers (brokers). The Fund retained $76,349 in income from the cash collateral investment, and SSB, as lending agent, was paid $13,439. Securities lending income is accrued as earned.

K) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2013-1, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2013, investment advisory fees earned and voluntarily waived were $3,741,216 and $424,999, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2013, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $78,272.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. During the years ended October 31, 2012 and October 31, 2013, 18,468 shares and 18,006 shares were issued through the Trustees' compensation plan, respectively. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2013, Merrill was paid $65,807 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the "SSB Agreement"). Effective December 6, 2013, the Fund may borrow the least of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2013, the Fund had loans outstanding under the Agreement of $142,000,000. During the year ended October 31, 2013, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$119,082,192	1.062%	$142,000,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leveraged positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) were $339,316,892 and $293,908,005, respectively.

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Shares issued through the Trustees compensation plan	18,006	18,468
Shares issued through at-the-market offerings	5,895,016	16,058,741
Shares issued through reinvestment of dividends	251,470	274,683
Net increase	6,164,492	16,351,892

Note 7. Shelf Offering

On July 8, 2013, the Fund's "shelf" registration was declared effective by the SEC. The shelf registration statement enables the Fund to issue up to 15,508,252 shares of common stocks through one or more public offerings. Shares may be offered at prices and terms to be set forth in one or more supplements to the Fund's prospectus included in the shelf registration statement. On July 16, 2013, the Fund filed a prospectus supplement relating to an at-the-market offering of the Fund's shares of common stock. Any proceeds raised through such offering will be used for investment purposes. Transactions in shares of beneficial interest issued through at-the-market offerings, resulting in proceeds (net of all fees, commissions and offering costs) of the Fund were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Shares issued through at-the-market offerings	5,895,016	16,058,741
Proceeds (net of all fees, commissions and offering costs)	$19,054,896	$49,803,158

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended October 31, 2013 and 2012, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital Gain
2013	2012	2013	2012
$29,385,686	$26,226,410	$1,113,850	—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, income from defaulted bonds and marked to market of forward contracts. At October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(80,063,389)
Unrealized appreciation	11,122,361
$(68,941,028)

Credit Suisse High Yield Bond Fund
Notes to Financial Statements (continued)

October 31, 2013

At October 31, 2013, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2014	2016	2017	2018
$8,944,708	$24,144,149	$40,767,194	$6,207,338

During the tax year ended October 31, 2013, the Fund utilized $721,809 of the capital loss carryforwards and $862,069 of the expired capital loss carryforward.

At October 31, 2013, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$446,538,585
Unrealized appreciation	18,831,078
Unrealized depreciation	(7,718,457)
Net unrealized appreciation (depreciation)	$11,112,621

At October 31, 2013, the Fund reclassified $1,880,561 from net investment loss and $740,205 from accumulated net realized loss from investments to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/(loss), partnership basis adjustments, defaulted bonds, return of capital distribution and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund") at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 27, 2013

Credit Suisse High Yield Bond Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Member and Nominating Committee Member	Trustee since 2001; current term ends at the 2014 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	11

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013;

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2014 annual meeting	Currently retired.	2	None

Credit Suisse High Yield Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2015 annual meeting	President of Coastal Trading Corp. since October 2011; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Small Company Opportunities Fund, Inc. (each a closed-end investment company).

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2016 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972. Lecturer at Yale Law School since 2009.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation (a manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Trusee since 2005; current term ends at the 2015 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	11

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012.

Credit Suisse High Yield Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception; current term ends at the 2016 annual meeting

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Suisse Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

				None	None

Credit Suisse High Yield Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers**
Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.
Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002- 2008.

Credit Suisse High Yield Bond Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  Mr. Popp is an "interested person" of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

**  The officers of the Fund shown are officers that make policy decisions.

Credit Suisse High Yield Bond Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-293-1232

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Other Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE Amex: CIK)

Credit Suisse High Yield Bond Fund (NYSE Amex: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Floating Rate High Income Fund

Credit Suisse Multialternative Strategy Fund

Credit Suisse Emerging Market Equity Fund

Credit Suisse Strategic Income Fund

Credit Suisse Commodity ACCESS Strategy Fund

Credit Suisse Managed Futures Strategy Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the "Fund") offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund's common stock. Computershare Trust Company, N.A. ("Computershare") acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online "Account Access" and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share ("NAV") of the Fund's common stock on the payment date, or (ii) 95% of the market price per share of the Fund's common stock on the payment date. If the NAV of the Fund's common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund's common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:  www.computershare.com

By phone:  (800) 730-6001 (U.S. and Canada)
  (781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:  Credit Suisse High Yield Bond Fund
  c/o Computershare
  P.O. Box 30170
  College Station, TX 77842-3170

Overnight correspondence should be sent to:
  Computershare
  211 Quality Circle, Suite 210
  College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This page intentionally left blank

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-AR-1013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2013. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2012 and October 31, 2013.

	2012	2013
Audit Fees	$35,000	$35,000
Audit-Related Fees(1)	$18,600	$18,600
Tax Fees(2)	$3,000	$3,000
All Other Fees	—	—
Total	$56,600	$56,600

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements $3,600 in 2012 and $3,600 in 2013; and $15,000 for issuance of comfort letter in 2012 and $15,000 in 2013).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided

1

ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013.

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2012 and October 31, 2013:

	2012	2013
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2012 and October 31, 2013 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the committee are Enrique R. Arzac, Terry Bovarnick, James Cattano and Steven N. Rappaport.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

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Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

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Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

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Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

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Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

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Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

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Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

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Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the

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articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote

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for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock

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that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

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Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

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Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

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Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 6, 2013

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer of the Credit Suisse High Yield Bond Fund, as of October 31, 2013, is set forth below.

Thomas J. Flannery	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds
Chief Investment Officer Since 2010
Year of Birth: 1974

Wing Chan	Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005
Portfolio Manager
Year of Birth: 1976

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Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of October 31, 2013.

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Thomas J. Flannery*	4	$2,216 million	37	$16,514 million	11	$6,483 million

Wing Chan	4	$2,216 million	6	$2,471 million	11	$6,483 million

*As of October 31, 2013, Mr. Flannery manages 27 accounts which have total assets under management of $10,285 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and

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accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests.  Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

Securities Ownership.  As of October 31, 2013, Mr. Flannery and Ms. Chan did not own any shares of the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 30, 2013.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as

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defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	August 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	August 19, 2014

/s/ Bruce S. Rosenberg
Name:	Bruce S. Rosenberg
Title:	Chief Financial Officer
Date:	August 19, 2014

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